SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
                                    Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) October 1, 1996


                                  PEOPLE'S BANK
                                  on behalf of
                     PEOPLE'S BANK CREDIT CARD MASTER TRUST
             (Exact Name of Registrant as Specified in its Charter)



                                   Connecticut
                 (State or Other Jurisdiction of Incorporation)


33-63146, 33-73442, 33-84428
33-90012, 33-99506, 33-99508                         06-1213065
 (Commission File Number)                (I.R.S. Employer Identification No.)



850 Main Street, Bridgeport, Connecticut                            06604
 (Address of Principal Executive Offices)                       (Zip Code)



                                  (203)338-7171
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.


    Pursuant to the terms of (i) the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1993, between People's Bank, a Connecticut capital stock savings bank ("People's Bank"), as seller and servicer, and Banker's Trust Company, a banking corporation organized and existing under the laws of the State of New York, as trustee (in such capacity, the "Trustee"), of the People's Bank Credit Card Master Trust (the "Trust"), and (ii) Assignment No. 4 (the "Assignment"), dated as of October 1, 1996, between People's Bank and the Trustee, People's Bank has transferred to the Trustee, on behalf of the Trust, all right, title and interest of People's Bank in and to receivables and specified related assets (collectively, the "Receivables") arising under certain revolving credit card accounts designated in the Assignment. As a consequence of the foregoing transfer of the Receivables, the seller interest in the Trust evidenced by a seller certificate, currently held by a wholly-owned subsidiary of People's Bank, increased by a corresponding amount.
Included as an exhibit hereto is a copy of the Assignment.

    In addition, the Series 1993-1 Supplement to the Pooling and Servicing Agreement, dated as of June 1, 1993 (the "Series 1993-1 Supplement"), between People's Bank and the Trustee, has been amended by an amendment dated as of October 10, 1996 (the "1993-1 Amendment"), and the Series 1994-1 Supplement to the Pooling and Servicing Agreement, dated as of February 1, 1994 (the "Series 1994-1 Supplement"), between People's Bank and the Trustee, has been amended by an amendment dated as of October 11, 1996 (the "1994-1 Amendment"), in order to correct inconsistencies in, respectively, Section 9(f) of the Series 1993-1 Supplement and Section 9A(f) of the Series 1994-1 Supplement. Included as exhibits hereto are the 1993-1 Amendment and the 1994-1 Amendment.

Item 7.  Financial Statement and Exhibits.

         (c)  Exhibits.

Exhibit
   No.            Document Description

99.1              Assignment No. 4

99.2 Revised tables summarizing Trust portfolio balance and account characteristics

99.3 Amendment to the Series 1993-1 Supplement to the Pooling and Servicing Agreement

99.4 Amendment to the Series 1994-1 Supplement to the Pooling and Servicing Agreement



                                      SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PEOPLE'S BANK


Dated:  October 17, 1996               By:  /s/ Vincent J. Calabrese
                                                Vincent J. Calabrese
                                                Vice President


                                INDEX TO EXHIBITS


Exhibit
   No.                     Document Description

99.1              Assignment No. 4

99.2 Revised tables summarizing Trust portfolio balance and account characteristics

99.3 Amendment to the Series 1993-1 Supplement to the Pooling and Servicing Agreement

99.4 Amendment to the Series 1994-1 Supplement to the Pooling and Servicing Agreement